Events After the End of the Reporting Period - Additional Information (Details) - Amendments to Sustainable Revolving Credit Facility Agreement and Term Loan B Credit Agreement - USD ($) $ in Millions	Feb. 14, 2024	Feb. 14, 2023
Disclosure of non-adjusting events after reporting period [line items]
Sustainable revolving credit facility agreement, increase in undrawn amount	$ 100	$ 50
Percentage of quarterly tangible solvency ratio financial covenant level.	30.00%